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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 1998
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                          EDAC TECHNOLOGIES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Wisconsin
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                 (State or Other Jurisdiction of Incorporation)

             0-14275                                       39-1515599
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     (Commission File Number)                           (I.R.S. Employer
                                                       Identification No.)



           1806 New Britain Avenue
           Farmington, Connecticut                           06032
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      (Address of Principal Executive                     (Zip Code)
                  Offices)

                                  860-677-2603
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

                  On June 30, 1998, Apex Acquisition Corporation, a Connecticut corporation ("Apex Acquisition"), which is a newly-formed, wholly-owned subsidiary of Edac Technologies Corporation (the "Company"), consummated the acquisition of substantially all of the assets of Apex Machine Tool Company, Inc., a Connecticut corporation ("Apex"), pursuant to the terms of an Asset Purchase Agreement dated as of May 13, 1998 (the "Asset Purchase Agreement") by and among the Company, Apex Acquisition Corp., a Wisconsin corporation (which subsequently assigned its rights under the Asset Purchase Agreement to Apex Acquisition), Apex, Gerald S. Biondi, James G. Biondi and Michael Biondi. Upon completion of the acquisition, Apex Acquisition changed its name to Apex Machine Tool Company, Inc.

                  Pursuant to the Asset Purchase Agreement, Apex Acquisition paid $17,138,000 in cash for substantially all of the assets of Apex. In addition, Apex Acquisition purchased certain real estate located at 17 and 21 Spring Lane in Farmington, Connecticut, from the shareholders of Apex for approximately $2.7 million payable pursuant to a promissory note (the "Note"). The Note bears interest at the rate of 10.12% per annum with interest payable monthly and principal payable in full on January 1, 2000. In addition, Apex Acquisition agreed to purchase certain real estate located at 55 Spring Lane in Farmington, Connecticut, from the Apex shareholders if certain pre-closing conditions are satisfied. If the closing conditions are satisfied, the purchase price for the 55 Spring Lane property will be approximately $1.1 million. As required by the purchase agreements, the Company guaranteed all of the obligations of Apex Acquisition under the real estate purchase agreement and the Asset Purchase Agreement, including, but not limited to, payment of the Note.

                  The purchase price for Apex's assets and the real estate owned by its shareholders was determined pursuant to arm's-length negotiations between the parties. Prior to the acquisition, neither Apex nor any of its affiliates had any material relationship with the Company or any of its affiliates. Pursuant to the Asset Purchase Agreement, effective June 30, 1998, James G. Biondi was elected as a director of the Company.

                  To finance the acquisition, the Company entered into an eleventh amendment to its loan agreement with Fleet National Bank. Pursuant to this amendment, the Company's revolving credit facility with Fleet National Bank was increased from $9 million to $13 million and the Company received a term loan in the amount of $14 million. Copies of the various loan documents with Fleet National Bank are attached as exhibits hereto and incorporated herein by reference.


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                  The assets acquired by Apex Acquisition were used by Apex in its business of manufacturing engineered tools and molds. Apex Acquisition intends to continue to use the assets for that purpose.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The following financial statements will be filed in an amendment to this Form 8-K no later than September 14, 1998:

                  (i) The audited financial statements of Apex Machine Tool Company, Inc. as of and for the year ended December 31, 1997.

                  (ii) The audited financial statements of Apex Machine Tool Company, Inc. as of and for the year ended December 31, 1996.

                  (iii) The audited financial statements of Apex Machine Tool Company, Inc. as of and for the six months ended June 30, 1998.

         (b)      Pro Forma Financial Information.

                  The following financial statements will be filed in an amendment to this Form 8-K no later than September 14, 1998:

                  (i) Pro Forma Consolidated Balance Sheet for Edac Technologies Corporation and Apex Machine Tool Company, Inc. as of December 31, 1997.

                  (ii) Pro Forma Consolidated Income Statement for Edac Technologies Corporation and Apex Machine Tool Company, Inc. for the year ended December 31, 1997.

                  (iii) Pro Forma Consolidated Income Statements for Edac Technologies Corporation and Apex Machine Tool Company, Inc. for the six months ended June 30, 1998 and 1997.

         (c)    Exhibits.

                99.1 Asset Purchase Agreement dated as of May 13, 1998 by and among Edac Technologies Corporation, Apex Acquisition Corp., Apex Machine Tool Company, Inc., Gerald S. Biondi, James G. Biondi and Michael Biondi.

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                99.2    Purchase Agreement dated as of May 13, 1998 by and
                        between Edac Technologies Corporation, Gerald S. Biondi, James G. Biondi and Michael Biondi providing for the acquisition of the real estate located at 17 and 21 Spring Lane, Farmington, Connecticut.

                99.3 Guaranty Agreement dated as of June 30, 1998 by and among Edac Technologies Corporation, as guarantor, Apex Acquisition Corporation, Gerald S. Biondi, James
                        G. Biondi and Michael Biondi pursuant to which Edac Technologies Corporation has guaranteed all of the obligations of Apex Acquisition Corporation under the real estate purchase agreement.

                99.4 Promissory note payable by Apex Acquisition Corporation to Gerald S. Biondi, James G. Biondi and Michael Biondi under the real estate purchase agreement.

                99.5 Purchase agreement dated as of May 13, 1998 by and between Edac Technologies Corporation, Gerald S. Biondi and James G. Biondi providing for the acquisition, after the satisfaction of certain pre-closing conditions, by Edac Technologies Corporation or its wholly-owned subsidiary of the property located at 55 Spring Lane, Farmington, Connecticut.

                99.6 Eleventh Amendment to Loans and Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated as of June 30, 1998 by and among Fleet National Bank, Edac Technologies Corporation, Gros-Ite Industries, Inc. and Apex Acquisition Corporation.

                99.7 Second Amended and Restated Promissory Note dated as of June 30, 1998 in the original principal amount of $13 million payable by Edac Technologies Corporation to Fleet National Bank.

                99.8 Term Promissory Note dated June 30, 1998 in the principal amount of $14 million payable by Edac Technologies Corporation to Fleet National Bank.


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                99.9    Fourth Modification of Construction to Permanent Loan
                        Promissory Note and Open-End Construction to Permanent Mortgage Deed dated as of June 30, 1998 by and among Edac Technologies Corporation and Fleet National Bank.

                99.10 Ninth Modification Agreement to Open-End Mortgage Deed dated as of June 30, 1998 by and between Edac Technologies Corporation and Fleet National Bank.

                99.11 Guaranty Agreement dated as of June 30, 1998 from each of Apex Acquisition Corporation and Gros-Ite Industries, Inc. to Fleet National Bank.

                99.12 Open-End Mortgage Deed, Security Agreement, Collateral Assignment of Rents and Financing Statement dated as of June 30, 1998 by and between Edac Technologies Corporation and Fleet National Bank.

                99.13 Security Agreement dated as of June 30, 1998 by and between Apex Acquisition Corporation and Fleet National Bank.

                99.14 Hazardous Substances Indemnity Agreement dated as of June 30, 1998 by and among Edac Technologies Corporation, Apex Acquisition Corporation, Gros-Ite Industries, Inc. and Fleet National Bank.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Edac Technologies Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EDAC TECHNOLOGIES CORPORATION
Date:  July 14, 1998
                                             BY    /s/ Edward J. McNerney
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                                                 Edward J. McNerney, President
                                                  and Chief Executive Officer



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